UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

SUSA REGISTERED FUND, L.L.C.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (04-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Solicitation Script

Susa Registered Fund, L.L.C.

Meeting Date: April 18, 2016
Toll Free Number: 855-973-0095

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Susa Registered Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling in regards to your current investment with Susa Registered Fund to confirm you have received the proxy materials for the special meeting of members scheduled for April 18, 2016. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling in regards to your current investment with Susa Registered Fund to confirm you have received the proxy materials for the special meeting of members scheduled in just a few days on April 18, 2016. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. , my name is <Agent Name> and I am calling in regards to your current investment with Susa Registered Fund. Due to the lack of member participation, the special meeting of members has been adjourned to <date/time>. Have you received proxy materials?

Voting:
Your board has unanimously recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the board for all of your accounts?

1 | P a g e

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read city, state, and zip code>.
To ensure we have the correct street address for the confirmation, please state your street address.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-973-0095.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your Board has unanimously recommended that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-973-0095.

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a member, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.
2 | P a g e

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling in regards to Susa Registered Fund. You should have received proxy material electronically or in the mail concerning the special meeting of members to be held on April 18, 2016.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-973-0095 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all members. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message in regards to Susa Registered Fund. You should have received proxy material electronically or in the mail concerning the special meeting of members to be held on April 18, 2016.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-973-0095 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all members. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other members. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.
3 | P a g e

END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The member meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the Susa Registered Fund directly. Thank you and have a nice day.

4 | P a g e

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY APRIL 18, 2016
IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Susa Registered Fund, L.L.C.

Recently, we sent you proxy material regarding the Special Meeting of Members that is scheduled for April 18, 2016. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-855-973-0095

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the April 18, 2016 Special Meeting of Members.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy related questions answered, by calling toll free: 1-855-973-0095.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address located on your proxy ballot(s) and following the instructions on the website. www.proxyvote.com

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING